UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): September 25, 2014

LGI HOMES, INC. (Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    At the annual meeting of stockholders of LGI Homes, Inc. (the "Company") held on September 25, 2014, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in the Company's definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on August 13, 2014.

Election of Directors (Item 1)

The following nominees for director were elected to serve one-year terms expiring at the 2015 annual meeting of stockholders:

Nominee	For	Against	Abstentions	Broker Non-Votes
Duncan Gage	13,040,669	0	36,770	3,652,309
Eric Lipar	13,032,143	0	45,296	3,652,309
Bryan Sansbury	13,026,487	0	50,952	3,652,309
Steven Smith	12,634,729	0	442,710	3,652,309
Robert Vahradian	13,025,127	0	52,312	3,652,309

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)

The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified:

For	Against	Abstentions	Broker Non-Votes
16,711,356	16,553	1,839	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2014
LGI HOMES, INC.

	By:	/s/ Eric T. Lipar
Eric T. Lipar
Chief Executive Officer and Chairman of the Board